BROOKFIELD GLOBAL LISTED INFRASTRUCTURE INCOME FUND INC.
Schedule of Investments (Unaudited)
September 30, 2019

	Shares	Value
COMMON STOCKS - 131.9%
AUSTRALIA - 3.3%
Toll Roads - 3.3%
Transurban Group	686,472	$6,814,932
Total AUSTRALIA		6,814,932
BRAZIL - 1.7%
Electricity Transmission & Distribution - 1.7%
CPFL Energia SA	437,451	3,453,325
Total BRAZIL		3,453,325
CANADA - 14.1%
Electricity Transmission & Distribution - 3.2%
Hydro One Ltd. (e)	356,040	6,581,439
Pipelines - 10.9%
Inter Pipeline Ltd.	706,500	12,398,479
Pembina Pipeline Corp. (c)	266,100	9,863,887
Total Pipelines		22,262,366
Total CANADA		28,843,805
FRANCE - 14.5%
Communications - 2.4%
Eutelsat Communications SA	267,500	4,976,050
Renewables/Electric Generation - 3.0%
Engie SA (c)	375,700	6,132,260
Toll Roads - 9.1%
Getlink SE	215,500	3,235,913
Vinci SA (c)	141,700	15,263,848
Total Toll Roads		18,499,761
Total FRANCE		29,608,071
ITALY - 4.0%
Toll Roads - 4.0%
Atlantia SpA (c)	336,800	8,139,742
Total ITALY		8,139,742
LUXEMBOURG - 1.6%
Communications - 1.6%
SES SA	172,800	3,149,714
Total LUXEMBOURG		3,149,714
MEXICO - 1.0%
Toll Roads - 1.0%
Promotora y Operadora de Infraestructura SAB de CV	230,000	2,056,760
Total MEXICO		2,056,760
NEW ZEALAND - 3.2%
Airports - 3.2%
Auckland International Airport Ltd. (c)	1,140,800	6,541,306
Total NEW ZEALAND		6,541,306
SPAIN - 7.8%
Electricity Transmission & Distribution - 2.1%
Red Electrica Corporation SA	205,300	4,158,517
Renewables/Electric Generation - 1.5%
Atlantica Yield PLC	126,700	3,052,203
Toll Roads - 4.2%
Ferrovial SA (c)	298,836	8,634,368
Total SPAIN		15,845,088
UNITED KINGDOM - 9.6%
Electricity Transmission & Distribution - 6.7%
National Grid PLC (c)	1,262,594	13,670,423
Water - 2.9%
Pennon Group PLC (c)	582,700	5,920,074
Total UNITED KINGDOM		19,590,497
UNITED STATES - 71.1%
Communications - 9.0%
American Tower Corp. (c)	83,000	18,353,790
Electricity Transmission & Distribution - 8.0%
Sempra Energy (c)	111,183	16,411,723
Gas Utilities - 4.6%
NiSource, Inc. (c)	312,600	9,352,992
Midstream - 4.4%
The Williams Companies, Inc. (c)	374,400	9,008,064
Pipeline (MLP) - 21.4%
CNX Midstream Partners LP	113,498	1,600,322
Energy Transfer LP (c)	1,149,952	15,041,372
Enterprise Products Partners LP (c)	473,300	13,526,914
Magellan Midstream Partners LP	85,700	5,679,339
MPLX LP (c)	59,081	1,654,859
Plains All American Pipeline LP (c)	233,400	4,843,050
Teekay Offshore Partners LP	107,567	124,778
Western Midstream Partners LP	53,567	1,333,282
Total Pipeline (MLP)		43,803,916
Pipelines - 5.6%
Kinder Morgan, Inc. (c)	552,000	11,376,720
Renewables/Electric Generation - 15.8%
American Electric Power Company, Inc. (c)	76,700	7,186,023
Dominion Energy, Inc. (c)	82,600	6,693,904
Entergy Corp. (c)	86,600	10,163,376
FirstEnergy Corp. (c)	86,700	4,181,541
Pattern Energy Group, Inc. (c)	148,927	4,010,604
Total Renewables/Electric Generation		32,235,448
Services - 0.7%
Archrock, Inc. (c)	146,160	1,457,215
Water - 1.6%
Aqua America, Inc.	73,290	3,285,591
Total UNITED STATES		145,285,459
Total COMMON STOCKS
(Cost $233,267,686)		269,328,699
SHORT-TERM INVESTMENT - 2.2%
UNITED STATES - 2.2%
Money Market Fund - 2.2%
First American Treasury Obligations Fund, Class X, 1.89% (y)	4,481,213	4,481,213
Total UNITED STATES		4,481,213
Total SHORT-TERM INVESTMENT
(Cost $4,481,213)		4,481,213
WARRANTS - 0.0%
UNITED STATES - 0.0%
Pipeline (MLP) - 0.0%
Teekay Offshore Partners LP, Series A (f),(n),(p)	276,272	19,339
Teekay Offshore Partners LP, Series B (f),(n),(p)	138,136	9,670
Total Pipeline (MLP)		29,009
Total UNITED STATES		29,009
Total Warrants
(Cost – $0)		29,009
Total Investments - 134.1%
(Cost $237,748,899)		273,838,921
Liabilities in Excess of Other Assets - (34.1)%		(69,607,684)
TOTAL NET ASSETS - 100.0%		$204,231,237

LP - Limited Partnership
MLP - Master Limited Partnership
(c) - All or a portion of this security is pledged as collateral for credit facility. As of September 30, 2019, the total value of the collateral was $167,407,611.
(e) - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2019, the total value of all such securities was $6,581,439 or 3.2% of net assets.

(f) - Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of September 30, 2019, the total value of all such securities was $29,009 or 0.0% of net assets.

(p) - Restricted security. Purchased in a private placement transaction; resale to the public may require registration. As of September 30, 2019, the total value of all such securities was $29,009 or 0.0% of net assets.

(y) - The rate quoted is the annualized seven-day yield as of September 30, 2019.

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Adviser’s Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Adviser’s Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -
quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser’s Valuation Committee uses in determining fair value. If the Adviser’s Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service providers who are subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of September 30, 2019:

Brookfield Global Listed Infrastructure Income Fund

Description:	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$-	$6,814,932	$-	$6,814,932
Brazil	3,453,325	-	-	3,453,325
Canada	28,843,805	-	-	28,843,805
France	-	29,608,071	-	29,608,071
Italy	-	8,139,742	-	8,139,742
Luxembourg	-	3,149,714	-	3,149,714
Mexico	2,056,760	-	-	2,056,760
New Zealand	-	6,541,306	-	6,541,306
Spain	3,052,203	12,792,885	-	15,845,088
United Kingdom	-	19,590,497	-	19,590,497
United States	145,285,459	-	-	145,285,459
Total Common Stocks	182,691,552	86,637,147	-	269,328,699
Money Market Fund:
United States	4,481,213	-	-	4,481,213
Warrants:
United States	-	29,009	-	29,009
Total	$187,172,765	$86,666,156	$-	$273,838,921

For further information regarding security characteristics of the Fund, see the Schedule of Investments.

The fair value of the Fund’s credit facility, which qualifies as a financial instrument under FASB ASC Topic 820 Fair Value Measurement, approximates the carrying amount of $71,000,000.  As of September 30, 2019, this financial instrument is categorized as a Level 2 within the disclosure hierarchy.

Derivative Financial Instruments: In the normal course of its business, the Fund buys and sells financial instruments, including equity options, subscription rights, forward currency contracts (“forward contracts”), and warrants. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at future dates. The derivative financial instruments may be traded on an exchange or negotiated between contracting parties over-the-counter (or “OTC”).

Warrants and Rights: The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor for inclusion in the Fund’s portfolio.

Forward Currency Contracts: A forward contract is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence, changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Fund invests in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund did not have any forward contracts outstanding during the nine months ended September 30, 2019.

Equity Option Contracts:  When the Fund purchases a put or call option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased, which is based on the last quoted sales price, or if no sale occurred, the last quoted bid price on the reporting date. Premiums paid for purchasing options that expire unexercised are treated by the Fund on the expiration date as realized losses from investments. The difference between the premium and the amount received on writing an option to effect a closing transaction, including brokerage commissions, is also treated as a realized loss or, if the premium is less than the amount received from the closing transaction, as a realized gain. If a call option is exercised, the premium is added to the cost of the purchase of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the proceeds of the securities sold by the Fund.

When the Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written which is based on the last quoted price, or if no transaction occurred, the last quoted asked price on the reporting date. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.

The Fund did not have any written options contracts outstanding during the nine months ended September 30, 2019.

Credit facility: The Fund has established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. The Fund pays interest in the amount of 0.70% plus the 3-month London Interbank Offered Rate on the amount outstanding. As of September 30, 2019, the Fund had outstanding borrowings of $71,000,000. For the nine months ended September 30, 2019, the Fund borrowed an average daily balance of $71,000,000 at a weighted average borrowing cost of 3.23%. As of September 30, 2019, the total value of the collateral was $167,407,611.